Exhibit 99.1

       All American Semiconductor Receives Notice of Delisting from Nasdaq


Miami, FL - April 19, 2007 -- All American Semiconductor, Inc. (NASDAQ-GM:
SEMI), a distributor of semiconductors and other electronic components, today announced that on April 18, 2007 the Company received a Staff Determination Letter from The Nasdaq Stock Market indicating that the Company is not in compliance with the continued listing requirements set forth in Nasdaq Marketplace Rule 4310(c)(14) because the Company failed to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006. The Staff Determination Letter provides that, unless the Company requests an appeal of this determination by 4:00 p.m. Eastern Time on April 25, 2007, trading of the Company's common stock will be suspended at the opening of business on April 27, 2007, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company's securities from listing and registration on The Nasdaq Stock Market.

All American is considering its options, but no assurance can be given that the Company will be able to stay or avoid the suspension of trading of the Company's common stock and thus its delisting from The Nasdaq Stock Market.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995

This press release contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this press release, the words "expected," "intends," "may," "will," "shall," and similar expressions, to the extent used, are intended to identify the forward looking statements. In addition, to the extent that this press release discusses or refers to our expectations, beliefs or intentions about the suspension and delisting of the Company's common stock from The Nasdaq Stock Market or the Company's ability to avoid such suspension or delisting, such statements are forward-looking statements. All forward-looking statements are subject to a number of risks and uncertainties that could cause actual results, performance or achievements to differ materially from the statements made. Factors that could adversely affect the Company's future results, performance or achievements include, without limitation: failure of the Company to timely request a hearing before the Nasdaq Listing Qualifications Panel to appeal the determination and to stay the suspension of trading of the Company's common stock or, if appealed, the Company's failure to be successful on its appeal; failure of the Company to comply with other continued listing requirements set forth in the Nasdaq Marketplace Rules; the filing of a Chapter 11 bankruptcy case; failure of the Company to comply with the terms of the forbearance agreements entered into with its lenders; the exercise by the lenders of their rights and remedies upon a forbearance default, other default under the Credit Facility or expiration of the forbearance period, as extended; insufficient funds generated or available from operations, from the Company's Credit Facility because of borrowing base, financial covenant or overadvance or other limitations or otherwise to support
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the Company's operations and reduce its severe liquidity issues; further and continuing deterioration in the relationships with existing suppliers and customers; additional losses of suppliers and customers; the continuing and increasing slowdown in sales or that slowdown being greater than the Company expects; inventory builds at the Company's customer base; the closing of additional sales offices and/or other facilities; further voluntary or involuntary reductions of the Company's workforce; the failure of the Company's ERP system to improve or to become fully and successfully implemented and operational, as well as the ultimate total cost of installing and implementing the ERP system; weakening industry and market conditions more than the Company expects; the level and extent of effectiveness of certain cost cutting measures by the Company implemented or required to be implemented and the impact of those cost cutting measures on the ability of the Company to operate and to reduce its losses; an increase in interest rates, including as a result of its default under the Credit Facility and/or further increases in pricing levels under its Credit Facility and/or interest rate increases by the Federal Reserve Board; and the other uncertainties, risks and factors described in the Company's reports on Forms 10-K, Forms 10-Q, Forms 8-K and other press releases. These risks and uncertainties are beyond the ability of the Company to control. In many cases, the Company cannot predict the risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. The Company undertakes no obligation to update publicly or revise any forward-looking statements, business risks and/or uncertainties.

CONTACT:

Bruce M. Goldberg, CEO
Howard L. Flanders, CFO
(305) 621-8282 x1417